                                                                    EXHIBIT 10.8




                                AMENDMENT NO. 1
                                      TO
                   AMENDED AND RESTATED REGISTRATION RIGHTS,
                  RESTRICTED STOCK AND STOCK OPTION AGREEMENT


     THIS AMENDMENT NO. 1 is dated as of June 26, 1991, among Adra Systems, Inc., a Delaware corporation ("Company"), Adage GmbH, a German limited liability company ("Adage"), National Computer Systems, Inc., a Minnesota corporation ("NCS") and those other parties listed as Stockholders on the signature pages hereto (the "Stockholders").

     WHEREAS, the Company and the Stockholders are parties to a certain Amended and Restated Registration Rights, Restricted Stock and Stock Option Agreement, dated as of October 11, 1988 (the "Agreement"); and

     WHEREAS, pursuant to an asset purchase agreement (the "Asset Purchase Agreement") dated the date hereof, the Company is purchasing 122,900 shares (the "Purchased Shares") of the Company's Class D Convertible Preferred Stock, $1.00 par value (the "Class D Preferred Stock"); and

     WHEREAS, as a condition to entering into the Asset Purchase Agreement, Adage and NCS have requested and the Company desires to grant registration rights with respect to the Purchased Shares to the same extent as such rights were granted and are in effect with respect to other holders of the Company's Class D Preferred Stock; and

     WHEREAS, the Company and the Stockholders desire to amend the Agreement as hereinafter set forth and Adage desires to become a party to the Agreement as amended hereby;

     NOW, THEREFORE, the parties agree as follows:

     1. All capitalized terms used in the Agreement not otherwise defined herein shall have the meaning given to them in the Agreement. For purposes of any notice to be sent to Adage under the Agreement, notice shall be deemed given when delivered in accordance with Section 7.3 of the Asset Purchase Agreement.

     2. Section 1.10 of the Agreement is hereby amended by adding to the end thereof the following:

         "or (d) to Adage pursuant to the Asset Purchase Agreement."

     3. Article I of the Agreement is hereby amended by adding the following sections:

     "Section 1.29 `Adage' means Adage GmbH, a German limited liability company or, upon transfer of the shares of Stock acquired by Adage to NCS as contemplated by the Asset Purchase Agreement, NCS.

     "Section 1.30 `Asset Purchase Agreement' means the Asset Purchase Agreement, dated the date of Amendment No. 1 to this Agreement, among the Company, Adage, NCS and Adra Computerhandels GmbH i. Cr.

     "Section 1.31 `NCS' means National Computer Systems, Inc., a Minnesota corporation."

     4. By executing this Agreement, Adage and NCS each hereby becomes a party to the Agreement and shall be bound by all of the obligations and shall be entitled to all of the rights set forth therein, as amended by this Amendment No. 1.

     5. Except as amended by the provisions of this Amendment No. 1, the Agreement shall remain in full force and effect.

     6. This Amendment No. 1 shall become effective upon execution by the Company, Adage, NCS and by Stockholders holding a majority of the aggregate outstanding shares of Class A Preferred Stock, Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock, Class E Preferred Stock and the Merger Common Stock.

     7. This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed to be an original.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date first above written.

                              ADRA SYSTEMS, INC.
[CORPORATE SEAL]

                              By: /s/ Authorized Signatory
                                 -----------------------------------------
                              Title:


                              ADAGE GMBH


                              By: /s/ Authorized Signatory
                                 -----------------------------------------
                              Title:


                              NATIONAL COMPUTER SYSTEMS, INC.

                              By: /s/ Authorized Signatory
                                 -----------------------------------------
                              Title:


                              STOCKHOLDERS
                              ------------

                              DIGITAL EQUIPMENT CORPORATION


                              /s/ William T. Mason
                              --------------------------------------------
                              William T. Mason


                              /s/ Frank Mason
                              --------------------------------------------
                              Frank Mason


                              MORGAN, HOLLAND FUND, L.P.

                              By its general partner,
                              Morgan, Holland Partners


                              By: /s/ Authorized Signatory
                                  ----------------------------------------
                                 Managing General Partner


                              NEW COURT PARTNERS

                              By its managing partner,
                              OneRock Associates


                              By: /s/ Authorized Signatory
                                  ----------------------------------------


                              ARROW CAPITAL, N.V.


                              By: /s/ Authorized Signatory
                                  ----------------------------------------

                              ARROW PARTNERS C.V.


                              By: /s/ Authorized Signatory
                                  ----------------------------------------


                              ROTHSCHILD INC., as Agent
                              for Horizon Capital


                              By: /s/ Authorized Signatory
                                  ----------------------------------------


                              THE GOLDER THOMA FUND


                              By: /s/ Authorized Signatory
                                  ----------------------------------------


                              AMERICAN RESEARCH &
                                DEVELOPMENT I, L.P.

                              By its general partner,
                              ARD Partners I, L.P.


                              By: /s/ Authorized Signatory
                                  ----------------------------------------
                                 General Partner


                              VENTURE FOUNDERS 1983,
                              LIMITED PARTNERSHIP

                              By its general partner,
                              Venture Management Limited
                              Partnership


                              By: /s/ Authorized Signatory
                                 -----------------------------------------
                                 General Partner

                              VENTURE FOUNDERS CAPITAL
                                LIMITED PARTNERSHIP

                              By its general partner,
                              Venture Founders Partners
                              Limited Partnership


                              By: /s/ Authorized Signatory
                                 -----------------------------------------


                              OXFORD VENTURE FUND II,
                                LIMITED PARTNERSHIP

                              By its general partner,
                              Oxford Partners II,
                              Limited Partnership


                              By: /s/ Authorized Signatory
                                 -----------------------------------------
                              Title:


                              OXFORD VENTURE FUND III,
                                LIMITED PARTNERSHIP

                              By its general partner,
                              Oxford Partners III,
                              Limited Partnership


                              By: /s/ Authorized Signatory
                                 -----------------------------------------
                              Title:


                              EVERGREEN I LIMITED PARTNERSHIP

                              By its general partner,
                              Back Bay Partners, L.P.

                              by one of its general partners,
                              John Hancock Venture Capital
                              Management Inc.

                              By: /s/ Authorized Signatory
                                 -----------------------------------------
                              Title:


                              DSV PARTNERS III, L.P.


                              By: /s/ Authorized Signatory
                                 -----------------------------------------
                              Title:


                              DSV PARTNERS IV, L.P.

                              By DSV Management, Ltd.
                              its General Partner


                              By: /s/ Authorized Signatory
                                 -----------------------------------------
                              Title:


                              BERKSHIRE PARTNERS, L.P.


                              By: /s/ Authorized Signatory
                                 -----------------------------------------
                              Title:


                              BERKSHIRE PARTNERS II, L.P.


                              By: /s/ Authorized Signatory
                                 -----------------------------------------
                              Title:


                              A T COMMERCIAL CORPORATION


                              By: /s/ Authorized Signatory
                                 -----------------------------------------
                              Title:


                              ACCEL CAPITAL L.P.

                              By: /s/ Authorized Signatory
                                 -----------------------------------------
                              Title:


                              ACCEL CAPITAL (INTERNATIONAL) L.P.

                              By:


                              By: /s/ Authorized Signatory
                                 -----------------------------------------
                              Title:


                              ASEA-Harvest Partners I


                              By: /s/ Authorized Signatory
                                 -----------------------------------------
                              Title:


                              BNP VENTURE CAPITAL CORPORATION


                              By: /s/ Authorized Signatory
                                 -----------------------------------------
                              Title:


                              BOHLEN CAPITAL CORP.


                              By: /s/ Authorized Signatory
                                 -----------------------------------------
                              Title:


                              ELLMORE C. PATTERSON PARTNERS


                              By: /s/ Authorized Signatory
                                 -----------------------------------------
                              Title:


                              ELRON TECHNOLOGIES, INC.

                              By: /s/ Authorized Signatory
                                 -----------------------------------------
                              Title:


                              EUROPEAN DEVELOPMENT
                                CAPITAL CORP. N.V.


                              By: /s/ Authorized Signatory
                                 -----------------------------------------
                              Title:


                              FAIRFIELD VENTURE CAPITAL
                                FUND, L.P.

                              By: Fairfield Venture Partners L.P.
                                  Its General Partner


                              By: /s/ Authorized Signatory
                                 -----------------------------------------
                              Title:


                              JOHN HANCOCK VENTURE CAPITAL
                                FUND, L.P.


                              By: /s/ Authorized Signatory
                                 -----------------------------------------


                              By: /s/ Authorized Signatory
                                 -----------------------------------------
                              Title:


                              MONTGOMERY BRIDGE FUND II, L.P.

                              By: Montgomery Securities
                                  Its General Partner


                              By: /s/ Authorized Signatory
                                 -----------------------------------------
                              Title:

                              MONTGOMERY BRIDGE INVESTMENTS
                                LIMITED

                              By: Montgomery Securities
                                  Its General Manager


                              By: /s/ Authorized Signatory
                                 -----------------------------------------
                              Title:


                              MONTGOMERY PRIVATE INVESTMENTS
                                PARTNERSHIP

                              By: Montgomery Securities
                                  Its General Manager


                              By: /s/ Authorized Signatory
                                 -----------------------------------------
                              Title:


                              NORDIC INVESTORS, LTD.

                              By:


                              By: /s/ Authorized Signatory
                                 -----------------------------------------
                              Title:


                              NORO CAPITAL LTD.

                              By:


                              By: /s/ Authorized Signatory
                                 -----------------------------------------
                              Title:

                              NORO VENTURE PARTNERS IV

                              By:


                              By: /s/ Authorized Signatory
                                 -----------------------------------------
                              Title:


                              IAI VENTURE PARTNERS

                              By: Investment Advisers, Inc.
                                  Its General Partner


                              By: /s/ Authorized Signatory
                                 -----------------------------------------
                              Title:


                              IAI STOCK FUND, INC.


                              By: /s/ Authorized Signatory
                                 -----------------------------------------
                              Title:



                              /s/ Stephen P. Weisbrod
                              --------------------------------------------
                              Stephen P. Weisbrod


                              /s/ Mitchell Dann
                              --------------------------------------------
                              Mitchell Dann


                              /s/ Arthur C. Patterson
                              --------------------------------------------
                              Arthur C. Patterson


                              /s/ Douglas R. Platt
                              --------------------------------------------
                              Douglas R. Platt


                              /s/ Yuval Almog
                              --------------------------------------------
                              Yuval Almog

                              /s/ Noel R. Rahn
                              --------------------------------------------
                              Noel R. Rahn


                              /s/ Kenneth Thorson
                              --------------------------------------------
                              Kenneth Thorson


                              PROCORDIA HARVEST PARTNERS I

                              By:


                              By: /s/ Authorized Signatory
                                 -----------------------------------------
                              Title:


                              767 VCI VENTURES NV

                              By:


                              By: /s/ Authorized Signatory
                                 -----------------------------------------
                              Title:


                              SWARTZ FAMILY PARTNERSHIP

                              By: /s/ Authorized Signatory
                                 -----------------------------------------


                              By: /s/ Authorized Signatory
                                 -----------------------------------------
                              Title:



                              /s/ James R. Swartz
                              --------------------------------------------
                              James R. Swartz

                              VENAD II

                              By:  Adler & Company


                              By: /s/ Authorized Signatory
                                 -----------------------------------------
                              Title:


                              VENAD III

                              By:


                              By: /s/ Authorized Signatory
                                 -----------------------------------------
                              Title:


                              VENAD IV

                              By:


                              By: /s/ Authorized Signatory
                                 -----------------------------------------
                              Title:


                              VENAD IV-A

                              By:


                              By: /s/ Authorized Signatory
                                 -----------------------------------------
                              Title:



                              By: /s/ Frederick R. Adler
                                 -----------------------------------------
                              Frederick R. Adler



                              By: /s/ Carlos Zorea
                                 -----------------------------------------
                              Carlos Zorea